SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 9, 2013

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 8, 2013, the Board of Directors of Endurance Specialty Holdings Ltd. (the “Company”) voted unanimously to adopt a revision to the Company’s Code of Business Conduct and Ethics. The revision provides the Chief Executive Officer, Global Insurance and the Chief Executive Officer, Global Reinsurance with the authority to approve corporate gifts to third parties and corporate hospitality events in excess of specified thresholds.

A copy of the revised Code of Business Conduct and Ethics is available on the Company’s website at www.endurance.bm.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2013 Annual General Meeting of Shareholders of the Company was held on May 8, 2013. Proxies with regard to the matters voted upon at the Annual General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual General Meeting and the results of voting on each such matter.

Proposal No. 1 — Election of Directors

Election of four Class II directors to the Board of Directors of Endurance Specialty Holdings Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
John T. Baily	37,972,388	163,975	1,780,706
Norman Barham	38,044,252	92,111	1,780,706
Galen R. Barnes	38,047,365	88,998	1,780,706
Scott D. Moore	38,047,502	88,861	1,780,706

Election of a slate of director designees to the Board of Directors of Endurance Specialty Insurance Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
William H. Bolinder	37,974,370	161,993	1,780,706
David Cash	37,969,617	166,746	1,780,706
John V. Del Col	38,045,797	90,566	1,780,706

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Holdings Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	38,063,329	73,034	1,780,706
William H. Bolinder	37,974,662	161,701	1,780,706
David Cash	37,969,723	166,640	1,780,706
Simon Minshall	37,988,676	147,687	1,780,706
Brendan R. O’Neill	37,989,798	146,565	1,780,706

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Insurance Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	38,063,215	73,148	1,780,706
William H. Bolinder	37,973,870	162,493	1,780,706
David S. Cash	37,969,117	167,246	1,780,706
Simon Minshall	37,987,869	148,494	1,780,706
Brendan R. O’Neill	37,997,293	139,070	1,780,706

Proposal No. 2 — Appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2013 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,577,323	227,142	112,604	0

Proposal No. 3 — Non-binding advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,666,116	424,739	45,508	1,780,706

Proposal No. 4 — Amendment of the Company’s Amended and Restated Bye-laws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,981,756	36,337	118,270	1,780,706

A copy of the Company’s Amended and Restated Bye-Laws, as approved by the Company’s shareholders, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

3.1	Amended and Restated Bye-Laws, dated as of May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 9, 2013

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bye-Laws, dated as of May 8, 2013

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